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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 2001, included in this Form 11-K, into the Company's previously filed Form S-1 Registration Statement File No. 333-74427 and 333-36822.



                                       /s/ Arthur Andersen LLP

Denver, Colorado
      June 26, 2001.